UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 24, 2019
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Warrants, each to purchase one share of common stock	LNC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Lincoln National Corporation (the “Company”) was held on May 24, 2019.  At the 2019 Annual Meeting, shareholders:

•	elected eleven directors, each for a term expiring at the Company’s 2020 annual meeting of shareholders;

•	ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2019;

•	approved an advisory resolution regarding the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2019 Proxy Statement;

•	did not approve a non-binding shareholder proposal to amend the Company’s corporate governance documents to require an independent board chairman; and

•	did not approve a non-binding shareholder proposal to amend the Company’s proxy access bylaws to remove the limitation on renomination of persons based on votes in a prior election.

Item 1.   Election of Directors

For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

	Aggregate Votes
Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	156,884,737	1,835,545	312,522	21,730,795
William H. Cunningham	151,907,506	6,751,778	373,520	21,730,795
Dennis R. Glass	156,419,652	2,224,480	388,672	21,730,795
George W. Henderson, III	153,586,536	5,096,105	350,163	21,730,795
Eric G. Johnson	147,395,560	11,289,569	347,675	21,730,795
Gary C. Kelly	157,580,106	1,101,257	351,441	21,730,795
M. Leanne Lachman	146,266,704	12,418,059	348,041	21,730,795
Michael F. Mee	147,189,414	11,464,182	379,208	21,730,795
Patrick S. Pittard	150,804,300	7,836,790	391,714	21,730,795
Isaiah Tidwell	150,537,424	8,126,777	368,603	21,730,795
Lynn M. Utter	156,788,773	1,897,256	346,775	21,730,795

Item 2.   Ratification of Auditors

The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
173,190,867	7,189,397	383,335

There were no broker non-votes for this item.

Item 3.   Advisory Resolution on Executive Compensation

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
147,065,027	11,163,587	803,957	21,731,028

Item 4.   Non-Binding Shareholder Proposal Regarding Independent Board Chairman

The votes cast for, against, abstentions, and broker non-votes for this non-binding proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
54,534,256	103,819,546	678,769	21,731,028

Item 5.   Non-Binding Shareholder Proposal Regarding Amendment to Proxy Access Bylaws

The votes cast for, against, abstentions, and broker non-votes for this non-binding proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
46,628,671	111,645,660	758,240	21,731,028

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and
Secretary

Date:  May 28, 2019